Putnam
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Tax-exempt money market securities held a special appeal in recent months as investors sought refuge from the effects of a slowing U.S. economy. Putnam Tax Exempt Money Market Fund benefited from the flight to safety but the inflow of funds presented its own challenges for management during the fund's semiannual period.

As you might imagine, demand for money market securities far exceeded the volume of new issuance during the period. The result has been a decline in the yields generated by these instruments. Nevertheless, your fund's management team was able to provide a competitive yield and strategic diversification throughout the period while maintaining the fund's stable net asset value.

We are pleased to announce the appointment of Joyce E. Dragone as your fund's manager. Joyce has been with Putnam for more than 15 years and has 20 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

Joyce E. Dragone

Money market investments offered investors a welcome refuge from the turbulence of the financial markets during the six months ended March 31, 2001. The relative safety of these short-term securities seemed like salvation to stock investors reeling from the dramatic reversal of a multiyear rally. Understandably, money market assets grew dramatically during the first half of Putnam Tax Exempt Money Market Fund's fiscal year. With this growth has come some constraints, however, as municipal money market issuance failed to keep pace with demand. Amid these dynamic and overwhelmingly positive market conditions, we have successfully maintained the fund's competitive yield, stable share value, and strategic diversification.

Total return for 6 months ended 3/31/01

                   NAV
-----------------------------------------------
                  1.67%
-----------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* FED EASES SHORT-TERM INTEREST RATES AS ECONOMY SLOWS

In the early months of the reporting period, with the U.S. economy steaming ahead, the Federal Reserve Board remained committed to its aggressive anti-inflationary bias. However, the Fed assumed a more neutral stance in the final weeks of 2000 as it became clear that the economy was slowing faster than many observers had anticipated. Falling corporate earnings, an anemic stock market, and the ongoing shakeout in the technology sector had taken their toll on economic growth. In January, the Fed reversed course and embarked on a policy of promoting growth by reducing short-term interest rates three times by the end of your fund's semiannual period.

Managing the fund's assets in such a fluid environment required a patient and vigilant eye. When interest rates were trending higher in the early months of the fiscal year, money market yields were driven down in anticipation of the Fed's intervention, and we were able to take advantage of them. When rates began falling during the first quarter of 2001, yields on money market instruments followed suit. However, yields on short-term securities fell less severely than those on longer-term notes, and we locked in those yields to help preserve the fund's income stream.

Our efforts during this period were complicated by the fact that heightened demand for money market securities by investors seeking tax relief and capital preservation during the recent market volatility exceeded the supply of new municipal money market issues. In addition, the first quarter of any year is traditionally the hardest time to find investments in this market. Investors typically pour assets into tax-free money markets in anticipation of paying their taxes in April and create significantly higher demand than we see at other times of the year.

At the same time, there was a dwindling supply of new issuance through the large inflows of tax revenues, which enabled states and municipalities to borrow less to finance their operations. The overall effect of this supply/demand imbalance was falling yields on short-term municipal securities along with correspondingly higher prices.

* PRINCIPAL STABILITY IS A TOP PRIORITY

With new investment opportunities limited, the fund ended its fiscal year with 75% of its assets invested in variable rate demand notes (VRDNs). VRDNs are brought to market with a 30-year maturity and a coupon that resets at par, or face value, daily, weekly, or monthly, depending on the structure of the municipal debt. Since the bonds reset at par, they lend stability to the fund's net asset value and help preserve principal. These bonds also contain a put option, which allows the bondholder (in our case, Putnam) to tender the bonds for purchase on the date a new interest rate is set, thereby establishing their short-term status. To meet such a demand, we require the issuer to have some form of liquidity or credit support. This can take the form of a letter of credit from a major commercial bank or a standby purchase agreement from an insurance company.

The fund's remaining assets were split among tax-exempt notes (22%) and other short-term investments. Tax-exempt notes provide interim financing for state and local governments when there is a shortfall between expenses and the collection of tax revenues. To qualify as short-term municipal securities, these notes must mature within 13 months or 397 days from the date of purchase. Credit quality of the issuing municipality and yield are important factors to weigh when assessing the value of such notes.

On March 31, 2001, the fund's average days to maturity was 41 days. This maturity was shorter than the current norm but is a function of the demand/supply dynamics shaping the current municipal bond market. Typically, the fund's average days to maturity falls in the range of 50 to 60 days and cannot exceed 90 days. The fund's quality profile remains of the highest caliber, with 100% of its assets invested in Tier 1 paper, which equates to AAA-rated or insured money market instruments.

* MORE FED EASING AHEAD

Economic indicators have shown that the economy is slowing very rapidly, raising concerns of a recession. The continuing downward spiral of the stock markets heightens those concerns. However, the Fed reduced interest-rates by one and a half percentage points in the first quarter alone, and by another half point shortly after the close of the period. History has shown that the effects of interest-rate cuts are reflected in higher economic growth rates 6 to 12 months later. In addition, the federal government is considering income-tax cuts, which can further stimulate consumer spending. For these reasons, we believe that the economy is experiencing a slowdown and that a recovery is likely to begin in the second half of 2001.

Your fund's management team will continue to monitor the supply of new issuance in the hopes of adding longer-term securities to extend the fund's average days to maturity and increase income potential. This will likely entail a reduction in VRDNs and an increase in tax-exempt notes. In keeping with past practices, we will maintain the fund's conservative tone by emphasizing top credit quality and preservation of your principal.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (3/31/01)

                                                    Current     After-tax
                                                     return*      return
-------------------------------------------------------------------------
Passbook savings account                             0.90%        0.54%
-------------------------------------------------------------------------
Taxable money market fund 7-day yield                4.69         2.83
-------------------------------------------------------------------------
3-month certificate of deposit                       3.97         2.40
-------------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund (7-day yield)    3.04         3.04
-------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.6% maximum federal income tax rate.

*Sources: FleetBoston (passbook savings), Bank Rate Monitor (3-month CDs),
 IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                                                Lipper
                                               Tax Exempt      Consumer
                               Fund shares    Money Market      price
                                 at NAV       Fund Average      index
-------------------------------------------------------------------------------
6 months                          1.67%          1.63%          1.56%
-------------------------------------------------------------------------------
1 year                            3.50           3.48           2.92
-------------------------------------------------------------------------------
5 years                          16.23          16.21          13.23
Annual average                    3.05           3.05           2.52
-------------------------------------------------------------------------------
10 years                         32.96          33.47          30.59
Annual average                    2.89           2.93           2.70
-------------------------------------------------------------------------------
Life of fund (since 10/26/87)
Annual average                    3.52           3.52           3.22
-------------------------------------------------------------------------------
Current return (end of period)                           Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                                           3.04%
-------------------------------------------------------------------------------
Taxable equivalent 2                                            5.03
-------------------------------------------------------------------------------
Current 30-day yield 1                                          2.82
-------------------------------------------------------------------------------
Taxable equivalent 2                                            4.67
-------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes 39.6% maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

Past performance is no assurance of future results and more recent returns may be more or less than those shown. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns will fluctuate. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund's holdings do not match those in the Lipper average. Yield data more closely reflect the current earnings of the fund.


DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

-------------------------------------------------------------------------------
Distributions (number)                     6
-------------------------------------------------------------------------------
Income                                 $0.016526
-------------------------------------------------------------------------------
  Total                                $0.016526
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical
Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements. The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (97.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
Arizona (2.8%)
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Apache Cnty., Ind. Dev. Auth. Poll. Control VRDN
                    (Tucson Elec.), 3 45s, 12/15/18
                    (Toronto Dominion (LOC))                                              A-1+        $   1,000,000
          2,700,000 Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                    Pwr. Co.-Irvington), Ser. A, 3.55s, 10/1/22
                    (Societe Generale (LOC))                                              A-1+            2,700,000
                                                                                                      -------------
                                                                                                          3,700,000

Colorado (0.6%)
-------------------------------------------------------------------------------------------------------------------
            775,000 Wheat Ridge, Indl. Dev. VRDN (La Quinta Motor
                    Inns), 3.3s, 4/1/04 (Bank of America (LOC))                           Aa1               775,000

Delaware (0.4%)
-------------------------------------------------------------------------------------------------------------------
            465,000 Delaware State Trans. Auth. Syst. Rev. Bonds,
                    6s, 7/1/14 (PRE)                                                      Aaa               466,850

Florida (10.0%)
-------------------------------------------------------------------------------------------------------------------
          1,935,000 Broward Cnty. COP, Ser. A, MBIA, 4.95s, 6/1/01                        Aaa             1,937,035
          2,000,000 FL Gulf Coast Univ., VRDN, 3 1/2s, 8/1/30
                    (First Union Nat'l Bank (LOC))                                        VMIG1           2,000,000
          4,000,000 FL Hsg. Fin. Agcy. VRDN (Woodlands), AMBAC,
                    3.50s, 12/1/17 (Northern Trust (LOC))                                 VMIG1           4,000,000
          1,000,000 FL State Board of Ed. G.O. Bonds (Pub. Ed.),
                    Ser. A, 6 3/4s, 6/1/21 (PRE)                                          Aaa             1,013,327
          4,100,000 Orange Cnty., Hsg. Fin. Auth. VRDN
                    (Sundown Assoc. II), Ser. B, 3.36s, 6/1/04
                    (Northern Trust Co. (LOC))                                            VMIG1           4,100,000
                                                                                                      -------------
                                                                                                         13,050,362

Georgia (13.6%)
-------------------------------------------------------------------------------------------------------------------
          3,700,000 Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. Rev. Bonds
                    VRDN (Holcombs Landing Apts.), 3.55s, 8/1/26
                    (Westduetsche Landesbank (LOC))                                       A-1+            3,700,000
          4,000,000 Fulton Cnty., Hsg. Auth. VRDN (Spring Creek
                    Crossing), 3 1/2s, 10/1/24
                    (Wachovia Bank of GA (LOC))                                           A-1+            4,000,000
          5,700,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation), 3.8s, 1/1/18
                    (Dresdner Bank AG (LOC))                                              A-1+            5,700,000
          4,400,000 Marietta, Hsg. Auth. Multi-Fam. VRDN
                    (Wood Pointe Apts.), 3.55s, 10/1/07
                    (Westduetsche Landesbank (LOC))                                       VMIG1           4,400,000
                                                                                                      -------------
                                                                                                         17,800,000

Illinois (4.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Du Page Cnty., G. O. Bonds (Stormwater Project),
                    6 1/2s, 1/1/12 (PRE)                                                  Aaa             1,041,560
          3,290,000 IL Dev. Fin. Auth. VRDN (Cook Composites
                    & Polymers), 3.88s, 2/1/09 (Societe
                    Generale (LOC))                                                       VMIG1           3,290,000
          1,045,000 Schaumburg, Indl. Dev. Rev. Bonds VRDN
                    (La Quinta Motor Inns), 3.65s, 8/1/01
                    (Bank of America NT LOC))                                             Aa1             1,045,000
                                                                                                      -------------
                                                                                                          5,376,560

Kansas (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,900,000 Kansas City, Indl. Dev. Rev. VRDN (PQ Corp.) 3.8s,
                    8/1/15 (Bank of New York (LOC))                                       VMIG1           1,900,000

Kentucky (4.9%)
-------------------------------------------------------------------------------------------------------------------
            600,000 KY State Property & Bldgs. Property & Bldg.
                    Comm. Rev. Bond (Project No 52),
                    6 1/2s, 8/1/11 (PRE)                                                  Aaa               616,013
          3,200,000 KY State Property & Bldgs. Rev. Bonds
                    (Project No. 51), 6 7/8s, 8/1/06 (PRE)                                Aaa             3,289,385
          2,495,000 Mayfield, KY Multi-City Lease VRDN, 3.55s,
                    7/1/26 (PNC Bank (LOC))                                               VMIG1           2,495,000
                                                                                                      -------------
                                                                                                          6,400,398

Massachusetts (2.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 MA State Dev. Fin. Agcy. Rev. Bonds VRDN
                    (Alliance of Mass Inc.), 3 1/2s, 1/1/26
                    (PNC Bank (LOC))                                                      VMIG1           3,000,000

Michigan (1.8%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Chelsea, School Dist. G. O. Bonds, FGIC,
                    5 1/4s, 5/1/01                                                        Aaa               400,277
          2,000,000 Detroit Econ. Dev. Corp. VRDN (Waterfront
                    Reclamation), 3.65s, 5/1/09 (LaSalle Bank (LOC))                      A-1+            2,000,000
                                                                                                      -------------
                                                                                                          2,400,277

Minnesota (4.8%)
-------------------------------------------------------------------------------------------------------------------
          2,140,000 Cohasset VRDN (MN Pwr. & Lt.), 3.8s, 6/1/20
                    (ABN Amro Bank (LOC))                                                 A-1+            2,140,000
          1,500,000 Golden Valley, Indl. Dev. VRDN (Graco Inc.),
                    3.65s, 12/1/02 (U.S. Bank NA (LOC))                                   VMIG1           1,500,000
          2,665,000 Minneapolis & St. Paul, Hsg. & Redev. Auth.
                    Rev. Bonds VRDN (Children's Healthcare),
                    FSA, 3.85s, 8/15/25                                                   VMIG1           2,665,000
                                                                                                      -------------
                                                                                                          6,305,000

Nevada (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Nevada State G.O. Bonds, 6s, 4/1/01                                   Aa2               100,005

New Hampshire (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NH Higher Ed. & Hlth. Fac. Auth. VRDN
                    (VHA New England, Inc.), Ser. E, AMBAC,
                    3.55s, 12/1/25                                                        A-1+            2,000,000

Ohio (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Bldg. Auth. Rev. Bonds
          1,180,000 (State Facs. - Arts Bldg.), Ser. A, 3 1/2s, 4/1/02                    Aa2             1,181,684
          1,545,000 (State Facs. - Juvenile Correctional Facs.), Ser. A,
                    3 1/2s, 4/1/02                                                        Aa2             1,547,204
                                                                                                      -------------
                                                                                                          2,728,888

Pennsylvania (14.5%)
-------------------------------------------------------------------------------------------------------------------
          1,780,000 Allegheny Cnty., G. O. Bonds, Ser. C-47, MBIA,
                    4 1/4s, 10/1/01                                                       AAA             1,790,004
          1,095,000 Allegheny Cnty., Hosp. Dev. Auth. VRDN
                    (Presbyterian U. Hosp. - B2), 3.6s, 3/1/18
                    (Bank One N.A. (LOC))                                                 VMIG1           1,095,000
          1,500,000 Allegheny Cnty., Indl. Dev. Auth. VRDN
                    (Longwood at Oakwood), Ser. B, 3.8s, 7/1/27
                    (Dresdner Bank AG (LOC))                                              VMIG1           1,500,000
          5,400,000 Dauphin Cnty., Gen. Auth. Rev. Bonds VRDN
                    (School Dist. Pooled Fin. Project II), AMBAC,
                    3 1/2s, 9/1/32                                                        VMIG1           5,400,000
          4,600,000 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                    VRDN (Philadelphia Presbytery), 3.6s, 7/1/25
                    (PNC Bank (LOC))                                                      VMIG1           4,600,000
          4,500,000 New Garden, PA Gen. Auth. Rev. Bonds VRDN
                    (Pooled Fin. Project I), AMBAC, 3 1/2s, 11/1/29                       VMIG1           4,500,000
                                                                                                      -------------
                                                                                                         18,885,004

South Dakota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,560,000 Rapid City Econ. Dev. VRDN (Civic Ctr.
                    Assoc. Partnership), 3.78s, 12/1/16
                    (Bayerische-Hypo (LOC))                                               P-1             2,560,000

Tennessee (5.0%)
-------------------------------------------------------------------------------------------------------------------
          2,860,000 Clarksville Pub. Bldg. Auth. Rev. Bonds, VDRN,
                    3.6s, 11/1/27 (Bank of America (LOC))                                 VMIG1           2,860,000
          1,700,000 Johnson City, G. O. Bonds, MBIA, 4.6s, 12/1/01                        Aaa             1,702,047
          2,000,000 TN State G.O. Bonds, 5 1/4s, 5/1/01                                   Aa1             2,001,121
                                                                                                      -------------
                                                                                                          6,563,168

Texas (11.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Bowie Ctny., Ind. Dev. Corp. PSFG, VRDN
                    (Texarkana Newspapers, Inc.), 3.8s, 11/1/25
                    (Bank of New York (LOC))                                              A-1+            3,500,000
          1,575,000 Harris Cnty., G. O. Bonds, 5.6s, 10/1/01                              Aa1             1,584,287
          3,700,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds,
                    VRDN (St. Lukes Episcopal Hosp.), 3.9s, 2/15/27                       A-1+            3,700,000
            710,000 Houston, Hotel Occupancy Rev. Bonds, Ser. A,
                    7s, 7/1/01                                                            Aaa               716,157
          1,075,000 Round Rock, Indpt. School Dist., G.O. Bonds,
                    Ser. B, 5 1/4s, 8/1/01                                                Aaa             1,084,239
            300,000 TX Correctional Facs. Fin. Corp. Rev. Bonds
                    (Liberty & Johnson Cntys.), MBIA, 6.55s, 9/15/01                      AAA               304,078
          3,800,000 TX State Tax & Rev Bonds, 5 1/4s, 8/31/01                             MIG1            3,814,814
            100,000 Valwood, Impt. Auth. G.O. Bonds, FGIC,
                    5 1/2s, 4/1/01                                                        Aaa               100,004
                                                                                                      -------------
                                                                                                         14,803,579

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Prince William County Water & Sewer Syst.
                    Rev. Bonds, FGIC, 6 1/2s, 7/1/21 (PRE)                                Aaa             1,027,370

Washington (13.1%)
-------------------------------------------------------------------------------------------------------------------
          4,035,000 Port Vancouver, Rev. Bonds VRDN (United Grain
                    Corp.), 3.7s, 12/1/09 (Bank of America (LOC))                         A-1+            4,035,000
          2,000,000 Snohomish Cnty., Pub. Util. Dist. No. 001 Elec.
                    Rev. Bonds, FSA, 5s, 12/1/01                                          Aaa             2,007,833
          5,500,000 WA State Healthcare Facs. Auth. VRDN (VA
                    Mason Med. Ctr.), Ser. B, MBIA, 3.15s, 2/15/27                        VMIG1           5,500,000
          4,500,000 WA State Housing Fin. Rev. Bonds VRDN (University
                    Prep Academy), 3.65s, 7/1/30 (Bank of
                     America (LOC))                                                       VMIG1           4,500,000
          1,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear Project No. 1), Ser. B, FGIC, 7.1s, 7/1/01                   Aaa             1,006,671
                                                                                                      -------------
                                                                                                         17,049,504

Wisconsin (0.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Middleton-Cross Plains Area G. O. Bonds,
                    FGIC, 4.9s, 4/1/01                                                    AAA               200,007
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $127,091,972) (b)                                         $ 127,091,972
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $130,578,797.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates shown at March 31, 2001, which are subject to changes based on the terms of the security.

      The fund had the following insurance concentration greater than 10% at March 31, 2001 (as a percentage of net assets):

         AMBAC      12.2%

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                          $127,091,972
-------------------------------------------------------------------------------------------
Cash                                                                                360,493
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      737,133
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            9,310,465
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      533,088
-------------------------------------------------------------------------------------------
Total assets                                                                    138,033,151

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                12,308
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,834,014
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,437,170
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        112,096
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           19,999
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        7,011
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            844
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,912
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,454,354
-------------------------------------------------------------------------------------------
Net assets                                                                     $130,578,797

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $130,578,797
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($130,578,797 divided by 130,578,797 shares)                                          $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Tax exempt interest income:                                                      $1,889,461
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    217,384
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       87,581
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,933
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,695
-------------------------------------------------------------------------------------------
Registration fees                                                                    17,547
-------------------------------------------------------------------------------------------
Other                                                                                36,106
-------------------------------------------------------------------------------------------
Total expenses                                                                      363,246
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (48,661)
-------------------------------------------------------------------------------------------
Net expenses                                                                        314,585
-------------------------------------------------------------------------------------------
Net investment income                                                             1,574,876
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,574,876
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  1,574,876      $ 3,126,954
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,574,876        3,126,954
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,574,876)      (3,126,954)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      35,868,397       14,002,410
--------------------------------------------------------------------------------------------------
Total Increase in net assets                                           35,868,397       14,002,410

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    94,710,400       80,707,990
--------------------------------------------------------------------------------------------------
End of period                                                        $130,578,797      $94,710,400
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
New asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                  .0165        .0333        .0254        .0299        .0304        .0298
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .0165        .0333        .0254        .0299        .0304        .0298
------------------------------------------------------------------------------------------------------------------
Total distributions                   (.0165)      (.0333)      (.0254)      (.0299)      (.0304)      (.0298)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.67*        3.38         2.57         3.03         3.09         3.02
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $130,579      $94,710      $80,708      $82,049     $105,442     $100,814
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*         .73          .73          .75          .80          .90
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.62*        3.33         2.57         3.12         3.02         2.86
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2001, the fund's expenses were reduced by $48,661 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $317 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing class A shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. Currently, the Trustees have not approved payments under the Plan.

Putnam Retail Management, acting as underwriter, receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. For the six months ended March 31, 2001, Putnam Retail Management received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $134,802,369 and $100,486,700, respectively.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of class A shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:


                                        Six months ended        Year ended
                                             March 31,         September 30,
                                               2001                2000
---------------------------------------------------------------------------
Shares sold                                103,267,234         159,030,670
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,247,032           2,931,200
---------------------------------------------------------------------------
                                           104,514,266         161,961,870

Shares
repurchased                                (68,645,869)       (147,959,460)
---------------------------------------------------------------------------
Net increase                                35,868,397          14,002,410
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II


[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Joyce E. Dragone
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA057-71214  062  5/01